Exhibit 10.3

AMENDMENT NUMBER 2

Prospect Review Noncompetition And Confidentiality Agreement
East Slope Project

WHEREAS, Chet Pohle, Brian Hirst, Randall T. Metz, Daybreak Mines (Robert Martin), Cal-Star Energy Inc. and Canadian Energy Capital, Inc. (Hans Heumann) and their assigns desire to modify the Area of Mutual Interest previously described in that certain Prospect Review Noncompetition And Confidentiality Agreement, East Slope Project, dated May 13, 2005;

THEREFORE, the Area of Mutual Interest shall be modified to include the following lands: the previously excluded "Area B" as shown on Exhibit A of that certain Prospect Review Noncompetition And Confidentiality Agreement, East Slope Project, dated May 13, 2205 containing all or portions of Township 28 South, Range 29 East, Sections 7, 8, 9, 16, 17, 18, 20, and 21.

All other terms of the Prospect Review Noncompetition And Confidentiality Agreement, East Slope Project, dated May 13, 2005 shall remain in effect.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on this 18th day of October, 2005.

Chet Pohle

Brian Hirst

Randall T. Metz

Daybreak Mines, Inc. By Robert Martin, It's President

Cal-Star Energy, Inc. and Canadian Energy Capital, Inc.
By Hans Heumann, It's President

AMENDMENT NUMBER 2

Prospect Review Noncompetition And Confidentiality Agreement
East Slope Project

WHEREAS, Chet Pohle, Brian Hirst, Randall T. Metz, Daybreak Mines (Robert Martin), Cal-Star Energy Inc. and Canadian Energy Capital, Inc. (Hans Heumann) and their assigns desire to modify the Area of Mutual Interest previously described in that certain Prospect Review Noncompetition And Confidentiality Agreement, East Slope Project, dated May 13, 2005;

THEREFORE, the Area of Mutual Interest shall be modified to include the following lands: the previously excluded "Area B" as shown on Exhibit A of that certain Prospect Review Noncompetition And Confidentiality Agreement, East Slope Project, dated May 13, 2205 containing all or portions of **Township 28 South, Range 29 East,** Sections 7, 8, 9, 16, 17, 18, 20, and 21.

All other terms of the **Prospect Review Noncompetition And Confidentiality Agreement, East Slope Project, dated May 13, 2005** shall remain in effect.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on this 18th day of October, 2005.

Chet Pohle

Brian Hirst

Randall T. Metz

Daybreak Mines, Inc. By Robert Martin, It's President

Cal-Star Energy, Inc. and Canadian Energy Capital, Inc.
By Hans Heumann, It's President